UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Midwest Holding Inc.
(Name of Registrant as Specified In Its Charter)

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MIDWEST HOLDING INC.
2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, June 7, 2016, at 10:00 a.m., Central Time

To the Shareholders of Midwest Holding Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Midwest Holding Inc., a Nebraska corporation (“Midwest”), will be held on Tuesday, June 7, 2016, at 10:00 a.m. Central Time at The Lodge at Wilderness Ridge, 1800 Wilderness Woods Place, Lincoln, Nebraska 68512 for the following purposes:

1.	To elect eight (8) directors of Midwest to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of RSM US LLP as Midwest’s independent auditors for 2016;

3.	To consider an advisory vote on the compensation of Midwest’s named executive officers;

4.	To select, on an advisory, non-binding basis, the frequency of future shareholder advisory votes on the compensation of Midwest’s named executive officers; and

5.	To consider and act upon such other business as may properly be brought before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on April 21, 2016 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

Whether or not you plan to attend the Annual Meeting, you are urged to mark, date, and sign the enclosed proxy card and return it promptly so that your vote can be recorded. Alternatively, you may vote by telephone or on the internet. Instructions for voting by telephone or online are included on the enclosed proxy card.

If you are present at the Annual Meeting and desire to do so, you may revoke your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Mark A. Oliver Chief Executive Officer

Dated: April 29, 2016
Lincoln, Nebraska

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the internet. This Notice of Meeting and Proxy Statement, and our Annual Report to Shareholders for the fiscal year ended December 31, 2015, are available online and may be accessed at www.envisionreports.com/MDH. In accordance with SEC rules, we do not use “cookies” or other software that identifies visitors accessing these materials on this website. We encourage you to access and review all of the important information contained in the proxy materials before voting.

MIDWEST HOLDING INC.
2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
______________________________________

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2016
________________________________

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies from the shareholders of Midwest Holding Inc., a Nebraska corporation, to be voted at the Annual Meeting of Shareholders of Midwest (the “Annual Meeting”) to be held at The Lodge at Wilderness Ridge, 1800 Wilderness Woods Place, Lincoln, Nebraska 68512 on Tuesday, June 7, 2016, at 10:00 a.m. Central Time and any adjournment thereof. The terms “Midwest,” “Midwest Holding,” the “Company,” “we,” “us,” and “our” refer to Midwest Holding Inc. THE ENCLOSED PROXY IS SOLICITED BY MIDWEST’S BOARD OF DIRECTORS. If not otherwise specified, all proxies received pursuant to this solicitation will be voted “FOR” the proposals as specified in this proxy statement and, at the discretion of the proxy holder, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

This proxy statement is being sent to each holder of record of the outstanding shares of $0.001 par value voting common stock of Midwest (the “Common Stock”), as of April 21, 2016 (the “Record Date”), in order to furnish each shareholder information relating to the business to be transacted at the Annual Meeting. This proxy statement and the enclosed proxy card are being mailed to shareholders of Midwest on or about April 29, 2016. Midwest will bear the cost of soliciting proxies from its shareholders. If necessary, officers and regular employees of Midwest may by telephone, written communication, e-mail or personal interview, request the return of proxies.

Voting Procedures and Proxies

Only shareholders of record at the close of business on the Record Date are entitled to vote, either in person or by valid proxy, at the Annual Meeting. If you are unable to attend the Annual Meeting, please complete the enclosed proxy and return it to us so that your shares will be represented. When the enclosed proxy is duly executed and returned in advance of the Annual Meeting, and is not revoked, the shares of Common Stock represented thereby will be voted in accordance with the authority contained therein. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the Annual Meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the instrument otherwise provides.

Outstanding Voting Securities

On the Record Date, Midwest had issued and outstanding 22,560,838 shares of Common Stock, all of which are entitled to vote at the Annual Meeting. No other voting securities of Midwest are outstanding.

Voting Rights

The holders of shares of Common Stock are entitled to one vote per share, except in the election of directors for which each shareholder has cumulative voting rights pursuant to the Nebraska Business Corporation Act. Cumulative voting rights for the election of directors means that each shareholder’s total number of votes is determined by multiplying the number of shares held by eight (8), which is the number of directors being elected. The shareholder has the right to vote pro-ratably for all directors by checking the box labeled “FOR,” to withhold authority to vote by checking the box labeled “WITHHOLD,” or to vote a specific number of shares for each director by writing "CUMULATE FOR" on the line below and entering the name and number of shares voted on that line. NOTE: If shares voted by “CUMULATE FOR” exceed total votes available to the shareholder, the proxy is spoiled and none of the votes can be recorded. There are no conditions precedent to the exercise of cumulative voting rights under the Nebraska Business Corporation Act or in the Article of Incorporation or bylaws of the Company.

Quorum Requirement

In order to transact business at the Annual Meeting, a quorum must be present. A quorum is present if the holders of a majority of the total number of shares of Common Stock issued and outstanding as of the Record Date are represented at the Annual Meeting in person or by proxy. Shares that are entitled to vote but that are not voted at the direction of the holder (called “abstentions”) and shares that are not voted by a broker or other record holder due to the absence of instructions from the beneficial owner (called “broker non-votes”) will be counted for the purpose of determining whether a quorum is present.

Required Vote

Other than the election of Directors, which requires a plurality of the votes cast, each matter to be submitted to the shareholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast “FOR” or “AGAINST” are included. Proxies marked “ABSTAIN” and non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

Right to Attend Annual Meeting: Revocation of Proxy

Returning a proxy card now will not interfere with a shareholder’s right to attend the Annual Meeting or to vote shares of Common Stock personally at the Annual Meeting, if the shareholder wishes to do so. Any shareholder giving a proxy may revoke such proxy at any time before it is voted by delivering to Midwest at the address above a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Costs of Solicitation

Midwest will bear the cost of solicitation of proxies, which we expect to be nominal. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees, who will not receive any additional compensation for such services.

How to Read this Proxy Statement

Set forth below are the proposals to be considered by shareholders at the Annual Meeting, as well as important information concerning, among other things, Midwest’s management and Board of Directors; executive compensation; transactions between Midwest and its officers, directors and affiliates; the stock ownership of certain beneficial owners and management; the services provided to Midwest by and fees of RSM US LLP, Midwest’s independent registered public accounting firm; and how shareholders may make proposals at the next annual meeting. EACH SHAREHOLDER SHOULD READ THIS INFORMATION BEFORE VOTING.

How to Vote – Proxy Instructions

For 2016, Midwest has arranged for telephone and internet voting procedures to be used. These procedures have been designed to authenticate the shareholder’s identity, to allow the shareholder to give instructions and to confirm that those instructions have been recorded properly. If you choose to vote by telephone or by using the internet, please refer to the specific instructions on the proxy card. The deadline for voting by telephone or the internet is 1:00 a.m. Central Time on Tuesday, June 7, 2016. If you wish to vote using the proxy card, complete, sign and date your proxy card and return it to Midwest before the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders of Midwest will elect eight (8) directors to serve as the Board of Directors until the 2017 Annual Meeting of Shareholders, or until their successors are elected and qualified. The Board of Directors has nominated for election the following eight (8) persons: Steve Conner, John T. Hompe, Mark A. Oliver, Milton Tenopir, Scott Morrison, Jack Theeler, Kevin Feder, and Dana Stapleton. Each of these individuals currently serves as a director of Midwest; one (1) of these individuals, Mark A. Oliver, also serves as a corporate officer and employee. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, the Board of Directors knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

Information Concerning Executive Officers and Director Nominees

Information concerning the names, ages, positions with Midwest, tenure as a director, and business experience of our executive officers and director nominees is set forth below. All executive officers are appointed annually by the Board of Directors.

Name	Age	Position	Director Since
Steve Conner	62	Director	2015
John T. Hompe	54	Director	2015
Mark A. Oliver	57	Chairman of the Board / CEO /	2010
		Treasurer and Director
Milton Tenopir	75	Director	2003
Scott Morrison	42	Director	2015
Jack Theeler	69	Director	2012
Kevin Feder	40	Director	2016
Dana Stapleton	47	Director	2015

STEVE CONNER: Mr. Conner served as a director of Rocky Mountain Capital Corp., a company whose successor was acquired by Midwest, from 2010 to 2015. He was appointed to the Board of First Wyoming in 2015 and served on that board until that company was acquired by Midwest in 2015. He has served as a Consultant to Midwest PMS, Inc., an agricultural feed supplement manufacturer, since 1975.

The Board, in reviewing and assessing the contributions of Mr. Conner to the Board, determined that his business experience in managing entities brings a unique perspective as an outside director. His experience, management skills and operational capabilities provide the Board with a valuable resource for corporate strategy.

JOHN T. HOMPE: Mr. Hompe is the Managing Partner and co-founder of J.P. Charter Oak Advisors llc, a private investment firm focused on the financial services industry. Mr. Hompe has worked in the financial services sector for more than 30 years. He has held numerous board positions with insurance companies during his career. From 2003 through 2012, Mr. Hompe worked in investment banking and asset management (KBW Asset Management from 2011 through 2012 as a Managing Director and Keefe Bruyette & Woods, Inc. from 2003 to 2011 as Co-Head of Insurance and Asset Management Investment Banking). Mr. Hompe serves as an observer on the board of directors of International Planning Group, Ltd., an international life insurance broker, and Preparis Inc., a provider of business continuity services. From 2010 to 2012, he was an independent director of Island Capital, a Bermuda investment company. He also was a director and a member of the executive committee of Island's predecessor company, EIC Corporation Ltd., a Bermuda-domiciled insurance holding company, and Exporters Insurance Company, a New York-based trade credit insurer from 2005 to 2010. He was an outside director of North American Insurance Leaders, Inc. (NASDAQ: NAIL), a special purpose acquisition corporation focused on the insurance distribution sector from 2007 to 2007. He also served as a director of FIHC, a Barbados-domiciled insurance holding company, and Facility Insurance Company, a Texas workers compensation company from 2001 to 2003.

The Board, in reviewing and assessing the contributions of Mr. Hompe to the Board, determined that his significant experience in financing and formulating strategy for numerous insurance companies provides significant contributions to the Board. His insights and relationships should prove valuable towards formulating and implementing corporate strategy and pursuing growth opportunities.

MARK A. OLIVER: Mr. Oliver is currently the Chief Executive Officer and a member of the Board of Directors of Midwest’s primary life insurance subsidiary, American Life and Security Corp. ("American Life"), and has served in that capacity since that company received its Certificate of Authority from the Nebraska Department of Insurance on September l, 2009. Mr. Oliver also serves as Chief Executive Officer and Treasurer and as a member of the Board of Directors of Midwest. From 1984 until June 2007 Mr. Oliver was employed by Citizens, Inc., a life insurance holding company with principal offices in Austin, Texas, serving as its President and in various other executive capacities since 1997. He serves as a Director and Treasurer of Pacific Northwest. Additionally, he serves as Chief Executive Officer and a member of the Board of Great Plains Life Assurance Co. ("Great Plains Life").

The Board, in reviewing and assessing the contributions of Mr. Oliver to the Board, determined that his leadership and intimate knowledge of the life insurance industry, our structure and our operations, provide the Board with company-specific experience and expertise.

MILTON TENOPIR: Mr. Tenopir is Chairman of American Life. Mr. Tenopir served for 29 years from 1974 to 2003 as a member of the University of Nebraska football coaching staff, including 24 years under Coach Tom Osborne, and five years under Coach Frank Solich. Mr. Tenopir has been retired since 2003. Prior to his college coaching career, Mr. Tenopir taught high school math and science.

In determining Mr. Tenopir’s qualifications to serve on the Board, the Board considered, among other things, his experience and expertise in our insurance company formation and operations as well as his knowledge of our insurance business and extensive knowledge of the shareholder base of Midwest, all of which has proven to be beneficial to us.

SCOTT MORRISON: Since 2006, Mr. Morrison has been Managing Partner of Oaks, Hartline & Daly law firm in Austin, Texas. Mr. Morrison is Texas board certified in estate planning and probate law. He practices law in the areas of estate administration and planning, probate and general business law. He has been named a "Texas Rising Star" by Law and Politics Media, Inc. and Texas Monthly magazine.

The Board, in reviewing and assessing the contributions of Mr. Morrison to the Board, determined that his extensive legal experience, particularly in business law, provides significant contributions to the Board. As a managing partner of a law firm, he is uniquely positioned to provide the Board with insight and advice on a full range of strategic, legal, financial and governance matters.

JACK THEELER: Mr. Theeler is a partner in the Morgan Theeler law firm of Mitchell, South Dakota where he has been employed since 1971. He has bachelor’s degrees in accounting (1968) and law (1971) from the University of South Dakota. In law school he was Editor in Chief of the South Dakota Law Review and graduated magna cum laude. He was the first Chairman of the South Dakota Lottery Commission, serving from 1986 to 1992. He is a member of American Bar Association, the State Bar of South Dakota, the Association of Defense Trial Attorneys, the South Dakota Defense Lawyers Association and an associate in the American Board of Trial Advocates. Mr. Theeler has served on numerous boards and commissions including Dakota Wesleyan University, Mitchell Area Development Corporation and the Mitchell YMCA. Mr. Theeler has been inducted into the University of South Dakota Sports Hall of Fame, the Mitchell Area Ducks Unlimited Hall of Fame, and his high school basketball team has been inducted into the South Dakota High School Basketball Hall of Fame. Jack and Nancy Theeler received the 2007 Community Service Award presented annually by the Mitchell Area Chamber of Commerce. He is also a Board Member of American Life.

The Board, in reviewing and assessing the contributions of Mr. Theeler to the Board, determined that his extensive experience in general legal and business matters, as well as his serving on boards of other companies and entities, provides significant contributions to the Board. His extensive experience in general legal business matters puts him in a unique position to provide the Board with insight and advice on a full range of strategic, legal, financial and governance matters.

KEVIN FEDER: Mr. Feder has been a consulting financial analyst since September, 2015. He served as a Senior Analyst / Sector Head, Financial, for York Capital Management from January, 2015 through August, 2015. Mr. Feder served as a Senior Analyst, Small Caps, at Pyramis Global Management (Fidelity Institutional Business) from May, 2011 through December, 2014. From March, 2008 through April, 2011, he served as a portfolio manager for Goldentree Asset Management. Prior thereto, Mr. Feder served as a Senior Vice President for Pequot Capital Management from May, 2005, through March, 2008.

The Board, in reviewing and assessing the contributions of Mr. Feder to the Board, determined that his extensive experience as a financial analyst, including in particular, his experience with small capitalization companies, provides significant contributions to the Board. He is in a position to provide the Board with insight and advice on the Company as it transitions from a small insurance holding company and seeks to grow its assets and operations.

DANA STAPLETON: Mr. Stapleton has been a farmer/rancher in Sisseton, South Dakota for over the past 30 years. In 2001 he was named the South Dakota Farmer of the Year and the 2002 National Farmer of the Year.

The Board, in reviewing and assessing the contributions of Mr. Stapleton to the Board, determined that his extensive business experience and knowledge of practical business matters provides significant contributions to the Board. As a lifetime operator of a large family farm, he has experienced numerous intricate and challenging business environments, and the Board believes he will provide the Board with insight and valuable advice on the Company’s strategic plans.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

CORPORATE GOVERNANCE

Board Leadership Structure

Midwest does not have a formal policy regarding the separation of its Chairman and CEO (principal executive officer) positions. Our Board is responsible for the control and direction of the Company. The Board represents the Company’s shareholders, and its primary purpose is to build long-term shareholder value. Mr. Oliver serves as Chairman of the Board and Chief Executive Officer of the Company. The Board believes that Mr. Oliver is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In this combined role, Mr. Oliver is able to foster clear accountability and effective decision making. The Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management and provides a clear roadmap for shareholder communications. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Oliver is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of our Board and Audit Committee. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board's Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks. For example, the Board of Directors regularly receives reports regarding the investments and securities held by Midwest's insurance subsidiaries, as well as other reports regarding their insurance business.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange. In determining whether our directors are independent, however, we intend to adhere to the rules of the NYSE MKT with respect to independent directors. The NYSE MKT listing standards define an "independent director" generally as a person, other than an executive officer or employee of a company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment.

The NYSE MKT listing requirements state that a majority of a company's board of directors must be independent. Our Board of Directors includes six independent directors, namely, Steve Conner, John Hompe, Scott Morrison, Jack Theeler, Kevin Feder and Dana Stapleton. These six independent directors constitute a majority of the Board of Directors. The same will be true following the election of the proposed slate at the Annual Meeting.

Board Meetings and Committees; Annual Meeting Attendance

During 2015, four meetings of the Board of Directors were held. All members of the Board of Directors attended 100% of these meetings, except Dana Stapleton, who missed one meeting.

Because Midwest is not listed on any securities exchange, it is not subject to any listing requirements mandating the establishment of any particular committees. As a result, during 2015 the Board of Directors had no standing committees. All functions of a Nominating Committee, Audit Committee and Compensation Committee were performed by our Board of Directors as a whole. In March, 2016, the Board created an Audit Committee.

Audit Committee

Due to the size and structure of Midwest and its Board of Directors, the Board has not historically had a standing Audit Committee. The functions that would be performed by the Audit Committee have been performed by the entire Board of Directors. At a meeting on March 29, 2016, the Board appointed John T. Hompe, Scott Morrison and Jack Theeler to serve on the Audit Committee. Mr. Hompe was designated the Committee Chair and Financial Expert. The Board expects the Audit Committee’s responsibilities to be as follows: (i) review recommendation of independent registered accountants concerning Midwest's accounting principles, internal controls and accounting procedures and practices; (ii) review the scope of the annual audit; (iii) approve or disapprove each professional service or type of service other than standard auditing services to be provided by the independent registered public accountants; and (iv) review and discuss with the independent registered public accountants the audited financial statements.

REPORT OF THE BOARD OF DIRECTORS

The Board of Directors of Midwest has reviewed and discussed Midwest’s audited financial statements for fiscal years ended December 31, 2015 and 2014 with Midwest’s management.

The Board of Directors has discussed with Midwest’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. l, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Board of Directors received the written disclosures and the letter from the Company’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent accountant its independence from the Company and its management.

Based on such review and discussions, the Board of Directors recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the above year ended December 31, 2015 for filing with the SEC.

Respectfully submitted,
Mark A. Oliver, Chairman, CEO and Director
John T. Hompe, Director
Jack Theeler, Director
Scott Morrison, Director
Steve Conner, Director
Dana Stapleton, Director
Milton Tenopir, Director

Nominating Committee and Selection of Director Candidates

Due to the size and structure of Midwest and its Board of Directors, the Board does not have a standing Nominating Committee. It also does not have a charter regarding the nominating process. The functions that would be performed by the Nominating Committee have been performed by the entire Board of Directors.

Shareholders who wish to recommend nominees for consideration by the Board of Directors or Nominating Committee (if and when established) must submit their nominations in writing to Midwest’s Chairman. Submissions must include sufficient biographical information concerning the recommended individual for the Board of Directors or Nominating Committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors or Nominating Committee and to serve if elected by the shareholders. The Board of Directors or Nominating Committee may consider such shareholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the shareholders at each Annual Meeting.

In addition, shareholders may nominate directors for election without consideration by the Board of Directors or Nominating Committee. Any shareholder of record may nominate an individual by following the procedures and deadlines set forth in the “Proposals for 2017 Annual Meeting of Shareholders” section of this proxy statement and by complying with the provisions of Midwest’s Bylaws.

Compensation Committee

Due to the size and structure of Midwest and its Board of Directors, the Board does not currently have a standing Compensation Committee. As a result, it does not have a Compensation Committee charter. The functions that would be performed by the Compensation Committee have been performed by the entire Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Executive officers, directors and “beneficial owners” of more than ten percent of Midwest’s Common Stock must file initial reports of ownership and changes in ownership with the SEC under Section l6(a) of the Exchange Act. SEC regulations require these reporting persons to furnish us with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC. We believe that during 2015 and through the date of this filing, all of our officers, directors and greater than ten percent beneficial owners complied with all filing requirements of Section 16(a) of the Exchange Act, except for filings submitted past the 10-day timeline on Form 3 relating to Mr. Boeve, Mr. Hompe, Ms. Havranek and Mr. Morrison, and filings submitted past the two-day timeline on one Form 4 for each of Mr. Conner and Mr. Tenopir.

Code of Ethics

Midwest has adopted a Code of Ethics that applies to our officers, directors and employees in accordance with applicable federal securities laws. A copy of the Code of Ethics was filed as an exhibit to the Annual Report on Form 10-K for the fiscal year ended December 31, 2012. These documents may be reviewed by accessing Midwest’s public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided to any shareholder without charge upon request. Midwest intends to disclose any amendments to or waivers of certain provisions of its Code of Ethics in a Current Report on Form 8-K.

Shareholder Communications with the Board of Directors

Shareholders may contact any individual director, the Board of Directors as a group or the independent directors as a group by writing to: Board of Directors or Directors, c/o Corporate Secretary, Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506. The communication should specify the applicable addressee(s) to be contacted as well as the address and telephone number of the person submitting the communication. The Board of Directors has instructed the Company’s Secretary to review all communications to the Board and to only distribute if appropriate to the duties and responsibilities of the Board. The Board of Directors has instructed the Company’s Secretary not to forward communications that he determines to be primarily commercial in nature, that relate to an improper or irrelevant topic or that request general information about Midwest. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Board of Directors using the above address.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the compensation paid or accrued in the years indicated by Midwest to its Principal Executive Officer (“PEO”), Mark A. Oliver, Midwest’s former PEO, Rick D. Meyer, and to certain other executive officers of Midwest. None of Midwest’s other executive officers had compensation in 2014 that exceeded $100,000.

SUMMARY COMPENSATION TABLE(1)

Name and				All Other
Principal Position	Year	Salary	Bonus	Compensation		Total
Mark A. Oliver,	2015	$187,618	$-	$17,000	(3)	$204,618
CEO/Treasurer,	2014	180,743	-	17,000	(3)	197,743
Chairman(6)

Rick D. Meyer,	2015	$158,393	$-	$34,000	(3)	$192,393
Former Chairman(5)	2014	228,898	-	12,000	(3)	240,898

Travis Meyer,	2015	$-	$-	$-		$-
Former Vice-	2014	138,920	-	14,793	(2)(3)	153,713
Chairman(2)(4)

Debra Havranek	2015	$115,602	$-	$-		$115,602
Financial Reporting
Manager(7)

Todd C. Boeve	2015	$100,753	$-	$-		$100,753
Vice President of
Agency / Secretary(7)
____________________

(1)	In 2014 and 2015, none of the named executive officers received stock awards, option awards, non-equity incentive plan compensation or non-qualified deferred compensation earnings as defined in Item 402 of Regulation S-K.

(2)	Midwest was a party to a general agency agreement with Great American Marketing, Inc., a corporation owned by Travis Meyer (“Great American Marketing”) that terminated in 2011. This agreement was approved by the Nebraska Insurance Department. “All Other Compensation” consists of amounts paid to Great American Marketing in 2014 pursuant to this general agency agreement, under which Great American was required to pay for recruiting, conventions, contests, prizes, awards and training of insurance agents. See “Certain Relationships and Related Transactions” below for additional information.

(3)	Automobile allowance and life insurance policy reimbursement.

(4)	Resigned, October 1, 2014.

(5)	Resigned, October 1, 2015

(6)	Appointed Chairman on December 15, 2015.

(7)	Appointed to an executive officer position on December 15, 2015.

Outstanding Equity Awards at Fiscal Year End

Midwest has not established any equity compensation plans or granted any equity awards under such plans to its named executive officers. As a result, none of its named executive officers had any unexercised options, unvested stock or equity incentive plan awards outstanding as of the end of its last completed fiscal year.

Midwest’s Board of Directors approved the issuance to Mark A. Oliver of 40,000 shares of voting common stock on March 7, 2010. The shares were issued for $1.15 per share, which was the approximate book value of the shares as of December 31, 2009. The purchase price was paid by Mr. Oliver through delivery of a five-year promissory note secured by a pledge of the shares purchased. The terms of the note were fulfilled in 2014.

Employment Agreements

Midwest has an employment agreement with Mark A. Oliver, our Chairman and CEO/Treasurer. This agreement was effective on June 8, 2011 and was for a three-year term, subject to termination upon notice. The Board may extend the agreement for additional year(s). Our Board extended this agreement in October 2015. Pursuant to this agreement, Mr. Oliver is entitled to receive:

●	a base salary of $300,000 (as of October, 2015) with an annual 4% cost of living increase, which amount may be adjusted by our Board of Directors in subsequent years;
●	fringe benefits provided by us to our employees in the normal course of business, including insurance coverage;
●	a car allowance of $1,000 per month; and
●	reimbursement for reasonable and necessary business expenses.

If Midwest terminates Mr. Oliver without “cause” as defined in the employment agreement, Midwest will be required to pay him his base salary and provide certain benefits for the duration of the remaining term of the employment agreement or six months, whichever is greater. This payment would be made in exchange for an agreement not to engage in certain competitive activities with Midwest during that period.

Midwest had an employment agreement with Rick D. Meyer, its former Chairman. This Employment Agreement was effective on December 1, 2011 and terminated on October 1, 2015 when Mr. Meyer retired. Pursuant to this agreement, Mr. Meyer received:

●	a base salary of $201,571;
●	fringe benefits provided by Midwest to its employees in the normal course of business, including insurance coverage;
●	a car allowance of $1,000 per month; and
●	reimbursement for reasonable and necessary business expenses.

Director Compensation

Directors who are not employees received $350 for each meeting of the Board of Directors they attended in person and $250 per meeting they attend via telephone in 2015. Directors received an annual retainer of $1,000 in 2015. Directors also are reimbursed for reasonable expenses related to their personal attendance at meetings. In 2016, these fees were increased to $1,000 per meeting attended in person, $350 per telephonic meeting and $5,000 annual retainer.

The following table sets forth the compensation paid or accrued by Midwest to its directors, other than directors who are also named executive officers, for the last completed fiscal year.

DIRECTOR COMPENSATION(1)

		Fees Earned or	All Other
Name	Year	Paid in Cash	Compensation	Total
Jim Ballard(3)	2015	$1,700	$–	$1,700
Les Meyer(3)	2015	1,700	–	1,700
Milton Tenopir(2)	2015	2,300	30,000	32,300
Jack Theeler	2015	2,300	–	2,300
Steve Conner	2015	1,300	–	1,300
Dana Stapleton	2015	1,950	–	1,950
John Hompe(4)	2015	250	–	250
Scott Morrison(4)	2015	250	–	250
____________________

(1)	In 2015, none of the directors received stock awards, option awards, non-equity incentive plan compensation or non-qualified deferred compensation earnings as defined in Item 402 of Regulation S-K.

(2)	In June, 2012, Mr. Tenopir was elected Chairman of Midwest’s primary life insurance subsidiary, American Life and Security Corp. This is a part-time position. In that capacity, he is paid $30,000 per year.

(3)	Resigned December 1, 2015.

(4)	Appointed December 15, 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 28, 2016, regarding the number and percentage of outstanding shares of voting common stock of Midwest beneficially owned by each person known by Midwest to beneficially own more than 5% of such stock, by each of its executive officers and director nominee, and by all of its directors and executive officers as a group.

Name and Business Address of Beneficial Owner(1)	Shares of Common Stock	Percent of Class
Directors and executive officers:
Mark A. Oliver	251,191	1.1%
Milton Tenopir	86,443	*
Jack Theeler	54,180	*
Steve Conner	9,340	*
Dana Stapleton	33,863	*
John T. Hompe	0	*
Scott Morrison	0	*
Kevin Feder	0	*
Joel Mathis	0	*
Debra Havranek	0	*
Todd Boeve	40,862	*
All directors and executive officers as a group (11) persons	475,879	2.1%
____________________

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of the persons named in the above table is care of Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, NE 68506.

Five percent shareholders:
None	–	–

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

In September 2009, Midwest entered into a general agency agreement with Great American Marketing, a corporation controlled by Travis Meyer, who was its Vice Chairman and a member of Midwest’s Board of Directors through October, 2014. Under the agreement, Great American was responsible for training, recruiting and oversight of American Life marketing associates, including assuming responsibility for conventions, contests, prizes and awards. This agreement was approved by the Midwest Board of Directors and the Nebraska Insurance Department. In exchange, Great American received an override on all first-year premiums written. Great American had no underwriting or claims management authority. During 2014, Midwest paid Great American Marketing $5,793 under the terms of the agency agreement. The general agency agreement was terminated in October, 2011.

Certain Relationships and Affiliations with Similar Businesses; Potential Conflicts of Interest

Midwest and certain of its directors and officers have current or past relationships and affiliations with businesses that operate, or once operated, in the life insurance industry and that have conducted public and private stock offerings in connection with their operations.

These past and present relationships with similar businesses could result in a potential conflict of interest should Midwest decide to offer life insurance products in any of the states in which these other companies do business to the extent that a relationship with the other companies is on-going. In addition, a potential conflict of interest could arise if any of those companies chose to do business in Nebraska to the extent that a relationship with the other companies is on-going. For that reason, any decision relating to such business will be made by the disinterested members of the Board of Directors and any member of the Board having an interest in another company will recuse himself or herself from voting or discussing the matter.

RELATIONSHIP WITH INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The principal registered public accounting firm utilized by Midwest during 2015 was RSM US LLP ("RSM”, formerly “McGladrey"). RSM has served as our independent registered public accounting firm since December, 2009. A representative of RSM is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. RSM's representative will have an opportunity to make a statement at the Annual Meeting should he or she desire to do so.

The aggregate fees billed by RSM to Midwest for the fiscal years ended December 31, 2015 and 2014 were as follows:

	RSM	RSM
	Fiscal 2015	Fiscal 2014
Audit Fees(1)	$265,378	$264,369
Audit-Related Fees(2)	–	–
Tax Fees(3)	17,000	17,000
All Other Fees(4)	–	–
Total	$282,378	$281,369
____________________

(1)	Represents the aggregate fees billed and expenses for professional services rendered by the principal accountant for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by an independent registered public accounting firm in connection with statutory or regulatory filings or engagements for those fiscal years.

(2)	Represents the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "audit fees."

(3)	Represents the aggregate fees billed for professional services provided by the principal accountant for tax compliance, tax advice and tax planning.

(4)	Represents the aggregate fees billed for products and services provided by the principal accountant, other than audit fees, audit-related fees and tax fees.

Pre-Approval Policy for Audit and Non-Audit Services

Midwest did not have an Audit Committee during 2015. The full Board of Directors had responsibility for the approval of all audit and non-audit services. All of the services rendered to Midwest by its independent registered public accounting firm for the fiscal years ended December 31, 2015 and 2014 were pre-approved by the Board of Directors before the engagement of the independent registered public accounting firm for such services.

Midwest does not have written pre-approval policies or procedures for future engagements of Midwest's accountants. However, in accordance with the rules and regulations of the SEC relating to the independence of auditors, the Audit Committee will approve each service to be rendered by the auditors and prohibits the delegation of any pre-approval responsibilities to Midwest's management. On an annual basis, the Audit Committee will approve all audit, audit-related and non-audit services proposed to be rendered by Midwest's independent registered public accounting firm for each fiscal year, as specifically described in the firm's engagement letter. All additional engagements of the independent registered public accounting firm that were not approved in the annual pre-approval process, and all engagements that are anticipated to exceed previously approved thresholds, will be presented by the President or Treasurer of Midwest to the Audit Committee for pre-approval on a case-by-case basis before management engages an independent registered public accounting firm for any such purpose.

No audit-related, tax or other non-audit services were approved by the Board of Directors pursuant to the de minimis exception to the pre-approval requirements under Rule 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended December 31, 2015.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed RSM to serve as Midwest’s independent auditors for 2016. RSM also served as Midwest’s independent auditors in 2015. At the Annual Meeting, the shareholders are being asked to ratify the appointment of RSM as Midwest’s independent auditors for 2016. Approval by the shareholders of the appointment of Midwest’s independent auditors is not required by law or by Midwest’s organizational documents, but the Board of Directors is submitting this matter to the shareholders for ratification as a corporate governance practice. Ultimately, the Board of Directors retains full discretion and will make all determinations with respect to the appointment and retention of the independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL NO. 3

ADVISORY VOTE ON THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), the Board of Directors provides shareholders with the opportunity to cast an advisory vote on the compensation of the Company’s Named Executive Officers. This non-binding advisory shareholder vote, commonly known as “Say-on-Pay,” gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program and policies. We do not believe a static, systematic pattern exists between executive compensation and performance. Our compensation philosophy is not structured to “motivate” managerial behaviors through incentive compensation. Rather, our primary objective is to acquire and retain people of integrity who take pride in delivering positive results without the distraction of bonus incentives. We believe our compensation structure is a model structure for our peers and alleviates the very concerns that “Say-on-Pay” is attempting to address. As such, our compensation structure is something you, as a shareholder, should approve.

Because your vote is advisory, it will not be binding upon the Company or the Board. However, the Board will take into account the outcome of the vote when considering future executive pay. Accordingly, we are providing you the opportunity to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers contained in this proxy, through the following resolution:

RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the related disclosures contained in the Proxy Statement dated April 29, 2016 is hereby APPROVED.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION TABLES AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF
ADVISORY VOTES ON EXECUTIVE COMPENSATION

As described in Proposal No. 3 above, the Company’s shareholders are being provided with the opportunity to cast an advisory vote on the compensation of the Company’s Named Executive Officers. The advisory vote on the compensation of the Company’s Named Executive Officers described in Proposal No. 3 is referred to as a “Say-on-Pay” vote.

This Proposal No. 4 provides shareholders with the opportunity to cast an advisory vote on how often the Company should include a Say-on-Pay vote in its proxy materials for future annual shareholder meetings (or special shareholder meetings for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal No. 4, shareholders may vote to have the Say-on-Pay vote every year, every two years, or every three years, or the shareholder may abstain. You are not voting to approve or disapprove the Board’s recommendation on this item.

As discussed in Proposal No. 3 above, the Company’s compensation philosophy is not structured to “motivate” managerial behaviors through incentive compensation. Rather, our primary objective is to acquire and retain people of outstanding ability who take pride in delivering positive results without the distraction of bonus incentives. We believe that a triennial vote will give our shareholders the opportunity to more fully assess the success of our compensation philosophy and the related business outcomes with the hindsight of three years of corporate performance. In addition, we believe that a three-year cycle allows an appropriate timeframe for our Board to review, evaluate and respond to shareholders’ views on executive compensation and to develop and implement any adjustments, if necessary, to our executive compensation program.

This advisory vote is not binding on the Company or the Board. The Board will review the results of the vote and, consistent to our commitment to shareholder engagement, will take it into account in determining the frequency of future Say-on-Pay votes.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE ON PROPOSAL NO. 4 TO HOLD SAY-ON-PAY VOTES EVERY THREE YEARS.

PROPOSALS FOR 2017 ANNUAL MEETING OF SHAREHOLDERS

To be eligible for inclusion in Midwest’s proxy materials for the 2017 Annual Meeting of Shareholders, shareholder proposals intended to be presented at that meeting must be in writing and received by Midwest at its principal executive office on or before December 31, 2016. However, if the date of the 2016 Annual Meeting is more than thirty days before or after June 7, 2016, then the deadline for submitting and such shareholder proposal for inclusion in the proxy materials relating to the 2017 Annual Meeting of Shareholders will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

Midwest must receive in writing any shareholder proposals to be considered at the 2017 Annual Meeting of Shareholders, but not included in Midwest’s proxy materials relating to that meeting pursuant to Rule 14a-8 under the Exchange Act, by March 15, 2017. However, if the date of the 2017 Annual Meeting of Shareholders is more than thirty days before or after June 7, 2017, then the deadline for submitting any such shareholder proposal will be a reasonable time before Midwest mails the proxy materials relating to such meeting. Under Rule 14(a)-4(c)(1) of the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the proxy statement for Midwest’s 2016 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal that is not received on or prior to the deadline described above.

Written copies of all shareholder proposals should be sent to Midwest’s principal executive offices at 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506, to the attention of Corporate Secretary. Shareholder proposals must comply with the rules and regulations of the SEC.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Midwest’s 2015 Annual Report to shareholders, including financial statements, has been mailed commensurate with the mailing of this proxy statement. The Annual Report does not constitute and should not be considered a part of this proxy solicitation material.

Midwest will provide without charge to each shareholder solicited, upon the written request of any such shareholder, a copy of its Annual Report on Form 10-K filed with the SEC, including the financial statements, exhibits and schedules thereto, for the year ended December 31, 2015. Such written request should be directed to Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506, Attention: Corporate Secretary.

OTHER MATTERS

Management and the Board of Directors do not intend to bring any other business before the Annual Meeting and have no reason to believe that any will be presented to the Annual Meeting. If, however, any other business should properly be presented to the Annual Meeting, the proxies named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS MIDWEST HOLDING INC.

Mark A. Oliver Chief Executive Officer

Dated: April 29, 2016

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 7, 2016.

Vote by Internet ●Go to www.envisionreports.com/MDH ●Or scan the QR code with your smartphone ●Follow the steps outlined on the secure website

Vote by telephone ●Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone ●Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 5 and 3 Years for Proposal 4.
1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Mark A. Oliver	☐	☐	02 - Dana Stapleton	☐	☐	03 - Milton Tenopir	☐	☐

	04 - Steve Conner	☐	☐	05 - John T. Hompe	☐	☐	06 - Jack Theeler	☐	☐

	07 - Scott Morrison	☐	☐	08 - Kevin Feder	☐	☐

Instruction: To maximize the number of nominees elected to the Company’s Board of Directors, unless otherwise specified below, this proxy authorizes the proxies named on the reverse side to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, write “Cumulate For” and the number of shares and the name(s) of the nominee(s) on this line:

			For	Against	Abstain			For	Against	Abstain
2.	Approval of RSM US LLP as independent auditors for 2016.		☐	☐	☐	3.	Approval, on a non-binding advisory vote, of the executive compensation of the named executive officers of Midwest.	☐	☐	☐
		1 Year	2 Years	3 Years	Abstain
4.	Say When on Pay - An advisory vote on the approval of the frequency of shareholder votes on executive compensation.	☐	☐	☐	☐	5.	In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof:	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Shareholders should date this proxy and sign here exactly as name appears on the shareholders' stock certificates. If shares are held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians, and others signing in a representative capacity should indicate the capacity in which they sign.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

02BMPI

Dear Stockholder:

We encourage you to vote your shares electronically either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security number (where applicable) when voting your shares electronically.

The Computershare Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until 1:00 a.m. Central Time, on June 7, 2016.

Midwest Holding Inc.’s Proxy Statement and Annual Report are available online at www.envisionreports.com/MDH

Your vote is important. Please vote immediately.

If you vote over the internet or by telephone, please do not mail your proxy card.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — MIDWEST HOLDING INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 7, 2016
Solicited on Behalf of the Board of Directors of the Company

The undersigned holder(s) of Common Stock of Midwest Holding Inc., a Nebraska corporation (the “Company”), hereby appoint(s) Debra Havranek and Todd Boeve, and each or any of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Lodge at Widerness Ridge, Bitterroot Rm, 1800 Wilderness Woods Place, Lincoln, NE 68512, on Tuesday, June 7, 2016, at 10:00 a.m., Central Time, and at any adjournment thereof, as stated on the reverse.

A vote FOR all of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 5 and 3 Years for Proposal 4, is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR all of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 5 and 3 Years for Proposal 4. Proxies marked “Abstain” and non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2016 Annual Meeting of Shareholders.

C	Non-Voting Items
Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 5 and 3 Years for Proposal 4.
1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Mark A. Oliver	☐	☐	02 - Dana Stapleton	☐	☐	03 - Milton Tenopir	☐	☐

	04 - Steve Conner	☐	☐	05 - John T. Hompe	☐	☐	06 - Jack Theeler	☐	☐

	07 - Scott Morrison	☐	☐	08 - Kevin Feder	☐	☐

Instruction: To maximize the number of nominees elected to the Company’s Board of Directors, unless otherwise specified below, this proxy authorizes the proxies named on the reverse side to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, write “Cumulate For” and the number of shares and the name(s) of the nominee(s) on this line:

			For	Against	Abstain			For	Against	Abstain
2.	Approval of RSM US LLP as independent auditors for 2016.		☐	☐	☐	3.	Approval, on a non-binding advisory vote, of the executive compensation of the named executive officers of Midwest.	☐	☐	☐
		1 Year	2 Years	3 Years	Abstain
4.	Say When on Pay - An advisory vote on the approval of the frequency of shareholder votes on executive compensation.	☐	☐	☐	☐	5.	In their discretion, the attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof:	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Shareholders should date this proxy and sign here exactly as name appears on the shareholders' stock certificates. If shares are held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians, and others signing in a representative capacity should indicate the capacity in which they sign.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — MIDWEST HOLDING INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 7, 2016
Solicited on Behalf of the Board of Directors of the Company

The undersigned holder(s) of Common Stock of Midwest Holding Inc., a Nebraska corporation (the “Company”), hereby appoint(s) Debra Havranek and Todd Boeve, and each or any of them, attorneys and proxies of the undersigned, with power of substitution, to vote all of the Common Stock which the undersigned is (are) entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Lodge at Widerness Ridge, Bitterroot Rm, 1800 Wilderness Woods Place, Lincoln, NE 68512, on Tuesday, June 7, 2016, at 10:00 a.m., Central Time, and at any adjournment thereof, as stated on the reverse.

A vote FOR all of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 5 and 3 Years for Proposal 4, is recommended by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR all of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 5 and 3 Years for Proposal 4. Proxies marked “Abstain” and non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

The undersigned acknowledges receipt of the Notice and Proxy Statement for the 2016 Annual Meeting of Shareholders.